Schedule 14A Information
 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934


Filed by the Registrant                               [ X ]

Filed by a party other than the Registrant            [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the  Commission  only  (as
        permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material  Pursuant to  Section  240.14a-
        11(c) or Section 240.14a-12

___________________________________________________________

(Name of Registrant as Specified In Its Charter)

     C/FUNDS GROUP, INC.

Name of person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required
[   ]   Fee computed on table below per Exchange  Act Rules
        14a-6(i)(1) and 0-11

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             transaction applies:

             ______________________________________________

        (2)  Aggregate  number  of  securities   to   which
             transaction applies:

             ______________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
             Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ______________________________________________

        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

             ______________________________________________

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part  of  the  fee  is  offset  as
        provided   by  Exchange  Act  Rule  0-11(a)(2)  and
        identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement n umber, or the Form or Schedule and the date of its filing.

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             ______________________________________________

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             ______________________________________________

        (3)  Filing Party:

             ______________________________________________

        (4)  Date Filed:

             ______________________________________________





[C/FUNDS GROUP, INC. LOGO]


November 1, 1999


Dear Adams Equity Fund Investor:

A short while ago, the Fund's Board of Directors approved a plan to liquidate the Adams Equity Fund (the "Fund"), primarily because the Fund is of such a small size that it cannot operate efficiently. Enclosed you'll find the proxy materials needed to vote on this proposed liquidation, as well as more detailed information on the plan and our reasons for the liquidation.

YOUR VOTE IS VITAL IN THIS PROCESS, SO PLEASE BE SURE TO COMPLETE
AND  RETURN  THE PROXY IN THE ENCLOSED POSTAGE-PAID  ENVELOPE  AS
SOON AS POSSIBLE.

If you have any questions regarding the proxy, please contact a C/Funds representative at 1-800-338-9477. If we don't receive your vote, a C/Funds representative may be contacting you by phone.

Keep in mind, if you and your fellow investors decide in favor of liquidating the Fund, you'll have the choice of either exchanging the shares in your account to another C/Funds Group fund or other qualified mutual fund or receiving a check for the value of your shares.

We truly value you as a C/Funds investor, so we hope you'll choose to exchange your shares to another C/Funds Group fund. If you decide to do so, please consult the enclosed Prospectus.

Please note that you don't have to wait for completion of the Fund's liquidation (scheduled for November 29, 1999) to exchange or redeem your shares. You can make your request at any time by simply calling a C/Funds representative at 1-800-338-9477.

We apologize for any inconvenience this may cause you, but we truly believe that in making this decision, we're acting with your best interests in mind.

     BECAUSE  YOU  WERE A SHAREHOLDER AS OF THE OCTOBER  14,
     1999 DATE OF RECORD, WE NEED TO RECEIVE YOUR VOTE:
     o WHETHER OR NOT YOU REQUEST A REDEMPTION OR EXCHANGE BEFORE
       LIQUIDATION,
     o AND EVEN IF YOU HAVE ALREADY REDEEMED OR EXCHANGED YOUR
       SHARES WHEN YOU RECEIVE THIS STATEMENT OF PROXY.

Sincerely,

/signature/

Lyn B. Braswell
Secretary




This material must be preceded or accompanied by a C/Funds Group,
                        Inc. Prospectus.
          Please consult it carefully before investing.







                        ADAMS EQUITY FUND
                          P. O. Box 622
                   Venice, Florida  34284-0622


            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD NOVEMBER 18, 1999

A Special Meeting of Shareholders of the ADAMS EQUITY FUND (the "FUND") of C/FUNDS GROUP, INC. (the "COMPANY") will be held at the offices of the Fund's custodian, Caldwell Trust Company at 201 Center Road, Suite Two, Venice Florida on November 18th at 9:00 a.m. Eastern Time, or at such adjourned time as may be necessary to vote (the "Meeting") for the following purposes:

1. To adopt a Plan of Complete Liquidation (the "Plan") providing for the liquidation of the Fund's assets and the distribution of all of the proceeds of such liquidation, which will be in cash, less an amount to be provided for debts and liabilities of the Fund, to the Shareholders of the Fund; and

2. To transact such other business as may properly come before the Meeting.

Shareholders  of record of the Fund at the close of  business  on
October 14, 1999 (the "Record Date") will be entitled to vote  at
the  Meeting.   Each  share of the Fund, with  the  exception  of
fractional shares, is entitled to one vote.

By direction of the Board of Directors,


/signature/

Lyn B. Braswell,
Secretary


Venice, Florida

WHETHER  OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED  TO
DATE,  SIGN  AND  RETURN THE ENCLOSED PROXY IN  THE  ACCOMPANYING
STAMPED  ENVELOPE.  IN ORDER TO AVOID UNNECESSARY DELAY,  WE  ASK
YOUR COOPERATION IN MAILING THE PROXY PROMPTLY.


                         PROXY STATEMENT

                        ADAMS EQUITY FUND
                          P. O. Box 622
                   Venice, Florida  34284-0622

                 SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD NOVEMBER 18, 1999

This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a Special Meeting of Shareholders of the Fund to be held at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34292, on November 18, 1999, at 9:00 a.m. Eastern Time, or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

This Proxy Statement and the form of proxy are being mailed to shareholders on or about November 1, 1999. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the President of the Company at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

Holders of record of the shares of beneficial interest of the Fund at the close of business on October 14, 1999 (the "Record Date") will be entitled to vote on each proposal presented at the Meeting. On the Record Date, there were 26,998 shares ("Shares") of the Fund outstanding. Each Share of the Fund, excepting fractional shares, is entitled to one vote.

COPIES  OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL  REPORTS
ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING THE FUND
AT  1-800-383-9477, OR BY WRITING THE FUND AT THE  ADDRESS  FIRST
SET FORTH ABOVE.


                           PROPOSAL 1

TO  ADOPT  A PLAN OF COMPLETE LIQUIDATION ("PLAN") PROVIDING  FOR
THE LIQUIDATION OF THE FUND'S ASSETS, THE SATISFACTION OF ALL THE
FUND'S  OUTSTANDING OBLIGATIONS, AND DISTRIBUTION OF THE PROCEEDS
OF SUCH LIQUIDATION

            THE PROPOSED PLAN OF COMPLETE LIQUIDATION

By written action of the Board of Directors of the Company dated and effective on October 14, 1999, the Board approved a resolution to recommend to the Fund's shareholders that the Fund be liquidated in accordance with the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement. All descriptions of the Plan in this Proxy Statement are qualified in their entirety by reference to such Plan.

The Fund is a series of the Company, which is organized as a corporation under Florida law. If the Plan is adopted by the Fund's shareholders, the Board and officers will proceed on behalf of the Fund to implement the provisions of the Plan as expeditiously as they deem practicable and in accordance with Florida law. Such action will include, among other things, distribution to the shareholders of the Fund's assets, which will be reduced to cash, and termination of the Fund. All costs of the liquidation of the Fund (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Fund's Advisor, Omnivest Research Corporation.

              BACKGROUND OF AND REASON FOR THE PLAN

The Company and the Board of Directors believe that with net assets of approximately $301,833 at October 14, 1999, the Fund is too small to obtain efficiencies in investment operations. Additionally, the Fund, along with other Small Capitalization funds, has suffered from overall market weakness in that sector. For these reasons, it is believed that the Fund likely will not experience further material growth in assets in the foreseeable future.

Therefore, the Company has concluded that the Fund will not ultimately produce the benefits for Shareholders of a viable and competitive mutual fund. On October 14, 1999, after considering all the factors including those discussed above, the Board approved the Plan for submission to shareholders for adoption and directed the Company to cease offering Fund shares. Accordingly, the Company recommends that the Fund be liquidated.

As a part of the liquidation process, or prior to it, Shareholders of the Fund will be permitted to redeem their Fund Shares or exchange them for shares of any other C/Funds fund (copies of the prospectuses for these funds are included with these materials) or any other qualified mutual fund of the Shareholder's choice.

                     DESCRIPTION OF THE PLAN

The Plan will require the Fund to cease all business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets, and distributing the proceeds derived from the sale of the Fund's assets to shareholders in accordance with the provisions of the Plan. Nevertheless, the Plan permits the Fund to continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders and assets, until the final distribution to shareholders is made.

The Plan directs the Fund to cause the liquidation of its assets to cash through the sale of its investments as soon as practicable, depending on market conditions and consistent with the terms of the Plan, and to pay all costs of liquidation of Fund assets, and all outstanding obligations, taxes, and other accrued or contingent liabilities. At this time, the Fund knows of no outstanding obligations, taxes or liabilities affecting its assets or share price. Should any be discovered, they will be borne by the Fund's Advisor, Omnivest Research Corporation. The Adviser will also bear any and all expenses of the Solicitation of Proxy, Special Meeting of Shareholders to vote on the Plan, and any other Shareholder communication conducted regarding that Proxy or Meeting. No payment of a Fund obligation or expense of proxy borne by the Advisor will be charged directly or indirectly to the Fund.

The Plan further requires the officers of the Company on behalf of the Fund to arrange for the distribution of the cash proceeds derived from the sale of the Fund's net assets to the shareholders on a pro rata basis. Such distribution shall be made to each shareholder by check, or shareholders who so elect may exercise the exchange privilege and exchange Shares of the Fund for shares of other C/Funds Group funds, prior to, or at the time of, the liquidation. If adopted by shareholders at the Special Meeting of Shareholders, the liquidation and distribution are expected to occur on or about November 29, 1999.

To receive redemptions or make exchanges as a part of the liquidation, Shareholders should complete and return the attached proceeds instruction card along with their completed proxy. Such redemptions and exchanges will be processed only upon the liquidation of the Fund.

To receive redemptions or make exchanges prior to the liquidation, Shareholders should return the attached proxy but should not return the attached proceeds instruction card. Instead, they should call 1-800-383-9477 for information (or follow the instructions in the Fund's prospectus for exchanges or redemptions by mail).

The officers of the Company on behalf of the Fund are authorized to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, and to execute, acknowledge and deliver any and all documents necessary to liquidate the net assets of the Fund and to otherwise carry out the Plan. The Board may terminate the Plan and abandon the liquidation, notwithstanding adoption by shareholders, at any time prior to final distribution of cash to shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.

If the Plan is not adopted, the Company presently intends to re-propose a plan of liquidation.

             GENERAL FEDERAL INCOME TAX CONSEQUENCES

The following is only a general summary of the federal income tax consequences of the Plan to shareholders who are United States citizens. The summary does not address the federal income tax consequences to shareholders that are corporations, companies, estates, tax-exempt organizations or non-U.S. citizens. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISERS FOR ADVICE REGARDING THE APPLICATION OF CURRENT FEDERAL TAX LAW IN THEIR PARTICULAR SITUATIONS AND WITH RESPECT TO STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE PLAN.

Any  net  realized capital gains are declared and paid  annually.
For the calendar year 1999, no distributions of any kind have been or will be made. As a general rule, the liquidation distribution paid to each shareholder will be treated for federal income tax purposes as a payment in exchange for the shareholder's Shares. Thus, a shareholder who is a United States resident or citizen will be taxed only to the extent that the distribution exceeds his or her basis in such Shares; if the amount received is less than his or her basis, the shareholder will realize a loss. Such gain or loss will be a capital gain or capital loss if the shareholder's Shares are held as capital assets, but certain exemptions may apply.

Shareholders who realize a capital loss on the distribution may be able to use that capital loss to offset other taxable capital gains, plus for noncorporate shareholders, up to $3,000 of ordinary income. Capital losses of noncorporate shareholders that exceed this limit may be carried forward indefinitely. Shareholders should consult with their individual tax advisers to determine if they will have a loss on the liquidation of the Fund and whether they are eligible for such tax treatment. Any loss recognized on Shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such Shares.

Further   information  concerning  the  sources  of   the   funds
distributed   to   shareholders  will  be  forwarded   with   the
liquidating distribution.

Under the Internal Revenue Code, some shareholders may be subject to a 31% withholding tax on their liquidating distributions ("backup withholding"). Generally, shareholders subject to a backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who the Internal Revenue Service has identified as having furnished an incorrect number or as having failed to report interest or dividend income on their tax returns. If you feel you may be subject to backup withholding, please call the Fund at 800-338-9477.

There may be additional tax consequences for shareholders holding Shares of the Fund in IRAs who do not elect to transfer their shares to another qualified custodian. In this situation, the amount received by the beneficiary will constitute a taxable distribution; and if the beneficiary has not attained 59-1/2 years of age, such distribution will generally constitute a
premature  distribution  subject to  a  10%  penalty  tax.   This
penalty  tax is in addition to the beneficiary's regular  federal
income  tax.   However, beneficiaries who receive a  distribution
from their IRAs or Keogh Plans on account of the liquidation of the Fund may be able to avoid the above-described taxes and characterize the receipt of the liquidating distribution as a tax-
free   distribution  if,  within  60  days  of  receipt  of   the
liquidating distribution, it is "rolled over" into another IRA or
an  otherwise  qualifying retirement plan.   If  the  shareholder
holds Shares in an IRA, the shareholder may only make a rollover to another IRA if the shareholder has not made a tax-free rollover from his IRA during the one-year period preceding the receipt of the liquidating distribution. Such a rollover will not generate a deduction for the current year. Tax results will vary depending upon the status of each beneficiary, and therefore each beneficiary who receives a distribution from his IRA or Keogh Plan on account of the liquidation of the Fund must consult with his own tax adviser regarding his personal tax results in this matter.

Trustees of IRAs and Keogh Plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." This 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA (i.e., an asset transfer). In addition, an asset transfer is not subject to the one-year limitation on rollovers. Shareholders should consult with their tax advisers regarding the 20% withholding requirement and asset transfers.

                          REQUIRED VOTE

Under the Investment Company Act of 1940 ("1940 Act"), a majority of the outstanding Shares of the Fund is defined as 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE  BOARD  OF  DIRECTORS, INCLUDING ALL OF THE  "NON-INTERESTED"
DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS OF THE FUND  VOTE  FOR
ADOPTION OF THE PLAN.

                    MANNER OF VOTING PROXIES

In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" Proposal 1 in favor of an adjournment and will vote those proxies required to be voted "AGAINST" Proposal 1 against the adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 50% of the aggregate number of shares of the Fund entitled to vote at the Meeting.

Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and abstentions will have the same effect as Shares voted against Proposal 1. The Shares of lost shareholders will be treated as abstentions and therefore votes against Proposal 1.

Shareholders may revoke a submitted Proxy by forwarding a revised completed and signed Proxy or in person by appearing at the Special Meeting of Shareholders. Proceeds instructions may be revoked by forwarding a revised completed and signed Proceeds Instruction Card. New forms may be obtained by contacting the Fund at the address or telephone number shown on the cover of this Statement of Proxy.

The expense of the preparation, printing and mailing of the enclosed form of proxy, Notice and Proxy Statement and other expenses relating to the Meeting (other than any costs incurred by the Fund in selling its portfolio securities) will be borne by the Advisor, Omnivest Research Corporation. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail or telephone by employees of the Company at no expense to Shareholders of the Fund.

               INVESTMENT ADVISER AND DISTRIBUTOR

Omnivest  Research  Corporation, 250 Tampa Avenue  West,  Venice,
Florida   34285  serves  at  the  Company's  Investment  Advisor.
C/Funds Group, Inc., P. O. Box 622, Venice, Florida 34284-0622, serves as the Fund's Distributor and Administrator.

             PRINCIPAL HOLDERS OF VOTING SECURITIES

As of October 14, 1999, there were five Shareholders of the Fund who were beneficial owners of more than 5% of the Fund's outstanding voting securities ("Principal Holders"). As of October 14, 1999, none of the Board or officers of the Company owned Shares of the Fund. Principal Holders of Adams Equity Fund shares are:

Name and                                      Shares      Percent
Address                                       Owned       of Fund
Lee Burns                                     1,575          5.8%
612 Bird Bay Drive S., Venice, FL 34292
George H. Meyer                               1,776          6.5%
700 John Ringling Blvd., Sarasota, FL 34236
Ted C. Van Antwerp                            2,085          7.7%
216 Bahia Vista St., Sarasota, FL 34239
Sidney Katz                                   2,072          7.6%
455 Longboat Club Rd., Longboat Key, FL 34228
William L. Adams                              9,944         36.9%
7339 Hawkins Rd., Sarasota, FL 34241

               SUBMISSION OF SHAREHOLDER PROPOSALS

The Company holds its Annual Meeting of Shareholders in March or April of each year. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for that meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover letter of this Proxy Statement and the proposals must be received no later than the 1st of January before any such meeting. Any proposal submitted after that date will be considered untimely and will not be included in the proxy statement for such meeting.

            OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other business at the Meeting, nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their judgment.

IT  IS  IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN  ORDER  TO
AVOID  UNNECESSARY  DELAY AND COST.  SHAREHOLDERS  ARE  THEREFORE
URGED  TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS  SOON
AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

November 1, 1999


C/FUNDS GROUP, INC.

                            EXHIBIT A

                  PLAN OF COMPLETE LIQUIDATION

C/FUNDS GROUP, INC. (the "Company"), a Florida Corporation, on behalf of Adams Equity Fund (the "Fund"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Complete Liquidation (the "Plan").

1. The  Plan  shall be approved by a  majority of  the  Company's
   Board of Directors (the "Board") and the Board shall direct that the Plan be submitted to Shareholders of the Fund.

2. The Plan shall be submitted to the Shareholders of the Fund at a meeting called for the purpose of considering the approval of the Plan. Approval requires the affirmative vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940. Upon such approval, the Plan shall be deemed to have been adopted.

3. Upon adoption of the Plan, the Fund will not engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of the Fund's assets and distributing the Fund's assets to shareholders in accordance with the provisions of the Plan, provided, however, that the Fund may continue to carry on its activities as a series of an investment company, as described in its current prospectus, with regard to existing shareholders, distribution and assets, until final distribution to shareholders. The Fund shall cause the liquidation of its assets to cash form as soon as practicable consistent with the terms of the Plan, by sale or the holding to maturity of its investments as the Company's officers and the Fund's Investment Adviser shall determine to be advisable, and to pay all costs of liquidation of Fund assets, and all outstanding obligations, taxes, and other accrued or contingent liabilities. At this time, the Fund knows of no outstanding obligations, taxes or liabilities affecting its assets or share price. Should any be discovered, they will be borne by the Fund's Advisor, Omnivest Research Corporation. The Adviser will also bear any and all expenses of the Solicitation of Proxy, Special Meeting of Shareholders to vote on the Plan, and any other Shareholder communication conducted regarding that Proxy or Meeting. No payment of a Fund obligation or expense of proxy borne by the Advisor will be charged directly or indirectly to the Fund.

4. The Company's officers shall arrange for the distribution of the Fund's net assets to the shareholders of the Fund on a pro rata basis. Such distribution shall be delivered to each shareholder, or as may otherwise be directed by each of the shareholders, as soon as practicable thereafter.

5. The officers of the Company on behalf of the Fund shall be, and hereby are, authorized by the approval of the Plan by the Board and Shareholders, to perform such acts as are necessary, desirable or convenient to carry out the details of the Plan, to execute, acknowledge and deliver any and all documents necessary to distribute the net assets of the Fund and to carry out the Plan as set forth herein. The officers of the Company on behalf of the Fund shall file IRS Form 966 with the appropriate office of the Internal Revenue Service no later than 30 days after the Plan is approved by the shareholders of the Fund.

6. The Board may terminate the Plan a nd abandon the liquidation of the Fund, notwithstanding adoption by Shareholders, at any time prior to the final distribution of cash to Shareholders if, in the judgment of the Board, the facts and circumstances make proceeding with the Plan inadvisable.






               EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
           PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

                          ADAMS EQUITY FUND
                                PROXY

                   SPECIAL MEETING OF SHAREHOLDERS
                          November 18, 1999

The  undersigned hereby appoints Roland G. Caldwell, Jr. and  Daniel
B. Williams and each of them, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Adams Equity Fund ("Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. Eastern Time, on November 18, 1999, at the offices of Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34292, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

   Receipt of the Notice of Special Meeting and Proxy Statement is
                        hereby acknowledged.

This proxy must be signed by the beneficial owner of Fund Shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.


_________________________________  _________________________________
Signature(s) of Shareholder(s)     Signature(s) of Shareholder(s)

_________________________________  _________________________________
Date                               Date

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR ADOPTION OF THE PLAN OF COMPLETE LIQUIDATION.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ADOPT THE PLAN OF COMPLETE LIQUIDATION.


                                              For   Against  Abstain
1.Adoption of Plan of Complete Liquidation   [   ]   [   ]    [   ]


Account Number:
Number of Shares:
Account Owner:
Account Description:
Address:

 To revoke a submitted Proxy, forward a revised completed and signed
                              Proxy or
      appear in person at the Special Meeting of Shareholders.
 Contact the Fund at the address or number shown on the cover of the
                 Statement of Proxy for a new form.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE
                   ENCLOSED POSTAGE-PAID ENVELOPE.







                            C/FUNDS GROUP, INC.
                             ADAMS EQUITY FUND
                P. O. Box 622, Venice, Florida  34284-0622

                         PROCEEDS INSTRUCTION CARD

In the event that the Plan of Complete Liquidation of the Adams Equity Fund (the "Fund") is approved by the Shareholders ("Shareholders") of the Fund and implemented by the Board of Directors of C/Funds Group, Inc. as is described more fully in the accompanying Proxy Statement, your pro rata share of the cash proceeds resulting from the liquidation of the Fund (the "Proceeds") will be invested in shares of the fund indicated by you below or will be disbursed directly to you by check. Please indicate how you would like to receive your proceeds by checking the appropriate box. A copy of the Prospectus for each of the funds that are open to new investors is enclosed. Please read the Prospectus carefully before making your election.

BY COMPLETING THIS CARD, YOUR EXCHANGE OR REDEMPTION WILL BE PROCESSED ONLY UPON THE LIQUIDATION OF THE FUND. TO IMPLEMENT EXCHANGE OR REDEMPTION PRIOR TO THE LIQUIDATION YOU MAY CALL A C/FUNDS REPRESENTATIVE AT 1-800-338-3477 FOR INFORMATION. SEE THE FUND'S PROSPECTUS FOR THE FEDERAL INCOME TAX CONSEQUENCES RELATED TO SUCH AN EXCHANGE OR REDEMPTION.

1. [ ] Invest liquidation proceeds in shares of one of the following C/Funds Group, Inc. funds:
       [ ] C/Fund
       [ ] C/Growth Stock Fund
       [ ] C/Government Fund
       o To invest non-IRA proceeds, simply make a selection.
       o To invest traditional or Roth IRA proceeds into an existing tradi-tional or Roth IRA account, simply make a selection.
       o To invest traditional or Roth IRA proceeds into a new traditional or Roth IRA account, also complete both an application and a Form 5305 (enclosed).

2. [ ] Invest liquidation  proceeds  in  shares  of another Institution or
       Fund.
       o To invest non-IRA proceeds, also complete the following information:
         Institution/Fund Name: ___________________________________________
         Institution/Fund Account Name: ___________________________________
         Institution/Fund Account Number: _________________________________
         Institution/Fund Address: ________________________________________
                              _____________________________________________
      o To invest traditional or Roth IRA proceeds into an existing traditional or Roth IRA account, also contact the institution or fund and request that they forward written instructions to C/Funds Group, Inc. to transfer the proceeds to them. Upon receipt of these instructions, C/Funds will forward a check payable to the new custodian.

3. [ ] Receive liquidation proceeds by check.
       o To receive non-IRA proceeds, simply make this selection.
       o To receive traditional or Roth IRA proceeds, also complete Form W-4P (enclosed) and return the bottom portion of Page 1 to C/Funds Group, Inc. providing your withholding instructions, as this option is considered a distribution to you.

_____________________________________  ___________________________________
Signature(s) of Shareholder(s)         Signature(s) of Shareholder(s)

_____________________________________  ___________________________________
Date                                   Date

Account Type/Number:
Number of Shares:
Account Owner:
Account Description:
Address:

    To revoke a submitted Proceeds Instruction Card, forward a revised completed and signed Card.
    Contact the Fund at the address or number shown on the cover of the
                    Statement of Proxy for a new form.

              PLEASE COMPLETE THIS PROCEEDS INSTRUCTION CARD
            AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                  ALONG WITH YOUR SIGNED AND DATED PROXY.